                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 37
Statement of Operations.......................... 38
Statement of Changes in Net Assets............... 39
Financial Highlights............................. 40
Notes to Financial Statements.................... 43

GMA SAR 8/99
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,

    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

                                           A Shares  B Shares   C Shares
 TOTAL RETURNS

Six-month total return based on NAV(1)...    1.14%       .68%        .88%
Six-month total return(2)................   (3.71%)    (3.23%)     (0.10%)
One-year total return(2).................   (0.50%)     0.03%       2.91%
Five year total return(2)................    9.04%      8.96%       9.24%
Life-of-Fund average annual total
return(2)................................    8.58%      8.71%       8.78%
Commencement date........................ 05/16/94   05/16/94    05/16/94

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. There is no assurance the Fund will achieve its investment objective. Investing in international markets involves certain risks not typically associated with investing solely in the United States, including fluctuations in currency rates, withholding tax, restrictions on foreign investment and on repatriation of capital, limited publicly available information, less governmental supervision and regulation, less liquidity, and the potential for market volatility and political and economic instability. Please read the Fund's prospectus and "Foreign Investment" in the Additional Investment Information section for more detailed information on global investing. Fund shares, when redeemed, may be worth more or less than their original cost. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN GLOBAL MANAGED ASSETS FUND

We recently spoke with the management team of the Van Kampen Global Managed Assets Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by portfolio managers Barton M. Biggs, J. David Germany, Michael B. Kushma, Paul E. O'Brien, and Anne D. Thivierge of Morgan Stanley Dean Witter Investment Management.

Since 1997, Mr. Biggs and Ms. Thivierge have managed the equity portion of the Fund's portfolio, while Mr. Germany, Mr. Kushma, and Mr. O'Brien have managed the fixed-income portion. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?


   A Global economic recovery became the story of the first half of 1999, as economic activity increased in most regions of the world. The U.S. economy resumed its impressive climb with strong growth and minimal inflation.
Meanwhile, declining interest rates and a focus on corporate cost-cutting fiscal reforms helped revive many emerging markets, particularly in Asia.
    In Europe, the introduction of the euro went smoothly, but economic weakness, particularly in Germany, contributed to its decline since January. Decreased exports to Asia, Russia, and Eastern European countries led to lower economic growth and falling corporate earnings.


   Q  WHAT WAS YOUR ASSET ALLOCATION BREAKDOWN?


   A Our asset allocation of stocks, bonds, and cash is based on market conditions. At the beginning of the period, the allocation was 66 percent equities and 34 percent fixed-income instruments. On June 30, 1999, the allocation was 69 percent equities and 31 percent fixed-income instruments.

   Q  WHAT STRATEGIES DID YOU PURSUE IN THE EQUITY PORTION OF THE PORTFOLIO?


   A Throughout the period, we remained underweighted in the United States because stock valuations appeared high. This strategy hindered performance as the U.S. economy continued its strong growth. Finally, our positions in the peripheral European economies, including Italy, Spain, and Portugal, helped the Fund's performance.
    Early in the year we visited Singapore, Hong Kong, and Japan to talk with government officials, central bankers, businesses, and other investors. Although these meetings reinforced our belief that Asia and Japan have a long way to go in their recoveries, we believe their commitment to restructure their economies could lead to a long-lasting recovery in profitability and stock prices. In addition, we were impressed with Singapore's fervor for restructuring and belt-tightening and, as a result, significantly increased the Fund's exposure to that country.

    Another country we overweighted was Australia, which like Singapore, did a good job of weathering the financial downturn in Asia. Australia has had fantastic economic growth and we believe the sound government policies and restructured labor markets should be a long-term positive.

   Q  WHAT STRATEGIES DID YOU PURSUE IN THE FIXED-INCOME PORTION OF THE
      PORTFOLIO?


   A In the first quarter of 1999, we focused on Japan in order to take advantage of high volatility in that market. During February we increased our exposure to Japan as interest rates rose to the 2 percent range. At the same time we reduced our exposure to the yen but recaptured that exposure following the Bank of Japan's announcement of a fiscal stimulus package. In addition, we sold our New Zealand government bonds after they appreciated in price.
      We were surprised by the continued weakness of the European economy at a time when the U.S. economy was strong. We anticipated that Russia's problems would cause some weakness in Europe's household consumer sector, but we did not anticipate the severity of the slowdown in the industrial and manufacturing sectors.
    As expected, Europe's transition since the introduction of the euro on January 1, 1999, has gone smoothly. The only negative has been the weakness of the new currency. During the first half of 1999, the euro decreased in value relative to the U.S. dollar and the Japanese yen, which hurt the Fund's return. For additional Fund portfolio highlights, please refer to page 8.


   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?


   A The Fund's disappointing returns were the result of our underweighted position in the United States in the equity portion of the portfolio and significant exposure to the euro in the fixed-income portion. The Fund achieved a total return of 1.14 percent(1) (Class A shares at net asset value) for the six-month period ended June 30, 1999. By comparison, the Morgan Stanley Capital International (MSCI) World Index generated a total return of 7.90 percent and the J.P. Morgan Global Traded Government Index achieved a total return of -13.87 percent. Past performance does not guarantee future results.
    The MSCI World Index is a broad-based index that is used as a benchmark to general equity funds. The J.P. Morgan Global Traded Government Index is a broad-based index of major foreign and U.S. government bonds that are weighted by the total market value of each country's securities and reflect variations in currency value. Keep in mind that these indices are broad-based statistical composites and do not reflect any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q WHAT IS YOUR OUTLOOK FOR THE GLOBAL EQUITY MARKETS AND THE FUND'S PORTFOLIO IN THE MONTHS AHEAD?


   A In the short term, we remain cautious on the United States because of high stock valuations and Europe because of full valuations and inconsistent economic performance. As a result, the risk of policy mistakes within Europe is great, and the challenge facing the European Central Bank will be difficult. Japan's economy, although bottoming, faces large obstacles as unemployment rises and the fiscal spending proposal diminishes. We are optimistic that additional restructuring should increase corporate earnings.
    In the rest of Asia, we look for improvements in Australia and Singapore to continue, but we will monitor China carefully. In the long-term, we believe China will succeed, but in the short term we are unsure whether it will devalue its currency, and the government's commitment to maintaining its unproductive state-owned enterprise system is troubling. Overall, we have positioned the portfolio to be less defensive than it was during the volatile third quarter of 1998, and have reduced our cash holdings as a result.


   Q  WHAT IS YOUR OUTLOOK FOR FIXED-INCOME MARKETS?


   A Because of the recent sell-off of global markets during April and May, interest rates have risen sharply and the market is concerned about an inflationary upswing in the U.S. economy. As expected, the Federal Reserve
Board raised interest rates at the end of the period, but surprised the market by abandoning its tightening bias.
    Until the extent to which the Fed will raise interest rates becomes clear, bond markets will remain unstable. For global bond markets, a slowdown in the United States would be a welcome development. Two factors, however, have significantly helped bonds, attractive yields after the global bond sell-off, and attractive yield curves in Europe. In Europe, we will concentrate our holdings in what we believe are the most creditworthy countries -- Germany and France. In addition, among countries not participating in European economic and monetary union, we will look for value in Swedish and Danish bonds. There should be opportunities to take advantage of the difference in interest rates between these countries and EMU participants, and we expect these countries to join the next wave of monetary union and thus comply with the expected standards of EMU.


[SIG]
Barton M. Biggs

Portfolio Manager

[SIG]
Michael B. Kushma

Portfolio Manager

[SIG]
J. David Germany

Portfolio Manager


[SIG]
Ann D. Thivierge

Portfolio Manager

[SIG]
Paul E. O'Brien

Portfolio Manager

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

EARNINGS ESTIMATES: A forecast for a company's net income during a given period.
    Earnings estimates can come from the company's management as well as from independent analysts.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

EUROPEAN MONETARY UNION (EMU): A group of European countries creating one currency for the entire region.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                              PORTFOLIO HIGHLIGHTS

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

TOP FIVE PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

United States Treasury Bond, 6.250% Coupon, 08/15/23
  Maturity ...........................................           3.7%
United States Treasury Notes, 6.250% Coupon, 10/31/01
  Maturity ...........................................           2.6%
United States Treasury Notes, 7.250% Coupon, 05/15/04
  Maturity ...........................................           2.5%
United States Treasury Bond, 12.000% Coupon, 05/15/02
  Maturity ...........................................           2.4%
Microsoft Corp. ......................................           1.7%

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 1999*

MICROSOFT develops, manufactures, licenses, and
supports a range of software products.................           1.7%

GENERAL ELECTRIC is a diversified industrial
corporation whose products include appliances,
lighting products, aircraft engines, and plastics.....           1.3%

CISCO SYSTEMS provides networking solutions that
connect computing devices and computer networks.......           0.9%

LATIN AMERICAN DISCOVERY FUND, INC. is a closed-end
fund that invests a majority of its assets in Latin
American securities...................................           0.9%

NIPPON TELEGRAPH & TELEPHONE provides
telecommunications services in Japan, including
telephone and telegraph services, ISDN services, and
equipment sales.......................................           0.9%

* As a percentage of long-term investments

                     VAN KAMPEN GLOBAL MANAGED ASSETS FUND

TOP FIVE COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [BAR GRAPH]

                                                                       JUNE 30, 1999                    DECEMBER 31, 1998
                                                                       -------------                    -----------------
United States                                                               52.5                               47.1
United Kingdom                                                              10.4                               12.6
Japan                                                                       10.1                                7.7
France                                                                       4.1                                6.2
Italy                                                                        3.5                                3.2

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

                                  [BAR GRAPH]

                                                                       JUNE 30, 1999                    DECEMBER 31, 1998
                                                                       -------------                    -----------------
Common and Preferred Stocks                                                 69.2                               65.5
Commercial Paper                                                            12.6                                1.2
Government Obligations                                                       8.8                               18.4
Repurchase Agreements                                                        5.4                                7.2
U.S. Government Agency Obligations                                           4.0                                7.7

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS AND EQUIVALENTS  69.9%
AUSTRALIA  1.9%
Amcor, Ltd..............................................      967      $     5,368
AMP, Ltd................................................    1,393           15,209
Australian Gas & Light Co., Ltd.........................      562            3,414
Boral, Ltd..............................................    1,408            2,383
Brambles Industries, Ltd................................      325            8,551
Broken Hill Proprietary Co., Ltd........................    2,969           34,347
Coca-Cola Amati, Ltd....................................    1,409            5,671
Coles Myer, Ltd.........................................    1,648            9,576
Colonial, Ltd. (a)......................................    1,334            4,718
CSL, Ltd................................................      158            1,362
CSR, Ltd................................................    1,519            4,338
Email, Ltd..............................................      473              840
FH Faulding & Co., Ltd..................................      161              979
Fosters Brewing Group, Ltd..............................    2,627            7,394
General Property Trust..................................    2,030            3,296
GIO Australia Holding...................................    1,004            2,442
Goodman Fielder, Ltd....................................    1,599            1,424
Leighton Holdings, Ltd..................................      377            1,470
Lend Lease Corp.........................................      795           10,901
Mayne Nickless, Ltd.....................................      545            1,863
National Australia Bank, Ltd............................    1,964           32,458
News Corp., Ltd.........................................    2,789           23,765
News Corp., Ltd. - Preferred Shares.....................    2,470           18,794
Normandy Mining, Ltd....................................    2,835            1,885
North, Ltd..............................................    1,262            2,553
Orica, Ltd..............................................      360            1,964
Pacific Dunlop, Ltd.....................................    1,594            2,297
Pioneer International, Ltd..............................    1,372            3,492
Publishing & Broadcasting, Ltd..........................      164            1,082
QBE Insurance Group, Ltd................................      492            1,870
Rio Tinto, Ltd..........................................      334            5,469
Santos, Ltd.............................................      896            2,932

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
AUSTRALIA (CONTINUED)
Schroders Property Fund.................................      673      $     1,046
Smith Howard............................................      297            2,268
Southcorp Holdings, Ltd.................................      946            3,815
Stockland Trust Group (a)...............................       12               27
Stockland Trust Group...................................      366              835
Suncorp Metway..........................................      470            2,796
TAB Corp. Holdings, Ltd.................................      484            3,257
Telstra Corp., Ltd......................................    7,173           41,049
Wesfarmers, Ltd.........................................      281            2,526
Westfield Trust (a).....................................       40               80
Westfield Trust.........................................    1,906            3,853
Westpac Banking Corp., Ltd..............................    2,698           17,478
WMC, Ltd................................................    2,675           11,476
Woolworths, Ltd.........................................    1,713            5,690
                                                                       -----------
                                                                           320,303
                                                                       -----------
AUSTRIA  0.9%
Austria Tabakwerke, AG..................................      149            8,678
Austrian Airlines.......................................      199            4,800
Bank Austria, AG........................................      711           37,380
Bau Holdings, AG........................................       31              991
BBAG Oest Brau-Beteiligungs, AG.........................       59            2,615
Bohler-Uddeholm, AG - ADR...............................       73            3,611
BWT, AG.................................................       11            2,084
Flughafen Wien, AG......................................      142            5,956
Generali, AG............................................       47            8,624
Lenzing, AG.............................................       26            1,474
Mayr Melnhof Karton, AG.................................       80            3,629
Oest Elektrizitats, Class A.............................      204           29,693
OMV, AG.................................................      174           15,514
RHI, AG.................................................       93            2,517
VA Technologie, AG......................................       94            8,513
Wienerberger Baustoffindustrie, AG......................      456           11,803
                                                                       -----------
                                                                           147,882
                                                                       -----------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
CANADA  1.4%
Abitibi Consolidated, Inc...............................      200      $     2,295
Agnico-Eagle Mines, Ltd.................................      700            4,326
Alberta Energy Co., Ltd.................................      100            3,212
Alcan Aluminum..........................................      200            6,350
Bank of Montreal........................................      200            7,267
Bank of Nova Scotia.....................................      300            6,520
Barrick Gold Corp.......................................      200            3,857
Barrick Gold Corp. - US$................................      200            3,875
BCE, Inc................................................      400           19,491
BCT.Telus Communications, Inc...........................       58            1,394
BCT.Telus Communications, Inc. - Non Voting Shares......       19              450
Bombardier, Inc., Class B...............................      500            7,640
Canadian Hunter Exploration, Ltd. (a)...................       50              754
Canadian Imperial Bank of Commerce......................      200            4,767
Canadian Occidental Petroleum...........................      100            1,613
Canadian Pacific........................................      200            4,754
Gulf Canada Resource (a)................................      500            2,071
Imasco, Ltd.............................................      300            8,088
Imperial Oil, Ltd.......................................      400            7,606
International Forest Products, Ltd., Class A (a)........      500            1,902
Laidlaw, Inc............................................      200            1,453
National Bank of Canada.................................      100            1,311
Newbridge Networks Corp. (a)............................      100            2,852
Nexfor, Inc.............................................       87              538
Noranda, Inc............................................      200            2,635
Nortel Networks Corp....................................      400           34,227
Nortel Networks Corp. - US$.............................      300           26,044
Petro CDA...............................................      300            4,095
Placer Dome, Inc........................................      200            2,323
Power Corp. of Canada...................................      200            3,830
Royal Bank of Canada....................................      200            8,829
Seagram Co., Ltd........................................      200            9,963
Seagram Co., Ltd. - US$.................................      200           10,075

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
CANADA (CONTINUED)
Suncor Energy, Inc......................................      100      $     4,098
Talisman Energy, Inc. (a)...............................      100            2,720
Thomson Corp............................................      400           12,088
TransCanada PipeLines, Ltd..............................      564            7,948
Weston George, Ltd......................................      100            4,414
                                                                       -----------
                                                                           237,675
                                                                       -----------
FRANCE  3.3%
Accor, SA...............................................       42           10,542
Air Liquide.............................................       74           11,633
Alcatel Alsthom, SA.....................................      125           17,589
AXA-UAP.................................................      251           30,609
Banque Nationale de Paris...............................      184           15,326
Banque Paribas..........................................       58            6,499
Canal Plus..............................................       27            7,573
Cap Gemini..............................................       51            8,012
Carrefour, SA...........................................      186           27,323
CIE Fonciere Klepierre (a)..............................      160           15,009
Compagnie de Saint Gobain...............................       82           13,060
Elf Aquitaine, SA.......................................      190           27,871
France Telecom..........................................      672           50,743
Groupe Danone...........................................       75           19,328
L'Oreal.................................................       41           27,705
Lafarge, SA.............................................      102            9,695
Legrand, SA.............................................       24            4,884
LVMH (Moet Hennessy Louis Vuitton)......................       79           23,120
LVMH (Moet Hennssey Louis Vuitton)......................       79            2,309
Michelin (CGDE), Class B................................      144            5,889
Pernod Ricard...........................................       57            3,819
Peugeot Citroen.........................................       50            7,886
Pinault-Printemps-Redoute, SA...........................       87           14,923
Promodes................................................       20           13,123
Rhone-Poulenc, SA.......................................      281           12,835
Sagem, SA...............................................        4            2,672

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
FRANCE (CONTINUED)
Sanofi, SA (a)..........................................      348      $    14,762
Schneider, SA...........................................      117            6,567
Silic...................................................       30            4,710
Simco...................................................      258           21,809
Societe Fonciere Lyonnaise..............................       70            9,958
Societe Generale........................................       76           13,389
Sodexho Alliance........................................       26            4,476
Suez Lyonnaise des Eaux.................................      118           21,275
Thomson CSF.............................................      127            4,412
Total, SA, Class B (a)..................................      190           24,502
Unibail, SA.............................................      178           22,771
Vivendi (a).............................................      273           22,106
                                                                       -----------
                                                                           560,714
                                                                       -----------
GERMANY  2.0%
Adidas Salomon, AG......................................       17            1,687
AGIV, AG................................................       67            1,518
Allianz, AG (Vinkulierte Regd)..........................      158           43,813
AMB AACH & Mun Bet (Vinkulierte Regd)...................       50            5,077
AXA Colonia Konzern, AG.................................       33            3,164
BASF, AG................................................      267           11,794
Bayer Hypo Vereinsbank, AG..............................      215           13,963
Bayer, AG...............................................      250           10,411
Bilfinger & Berger......................................       17              420
Continental, AG.........................................       17              403
DaimlerChrysler, AG (a).................................      452           39,139
Degussa, AG (a).........................................       17              701
Deutsche Bank, AG.......................................      250           15,244
Deutsche Telekom, AG....................................      936           39,270
Deutz, AG...............................................       33              224
Dresdner Bank, AG.......................................      233            9,103
Fag Kugelfischer........................................       17              172
Heidelberg Zement.......................................       33            2,721
Hochtief, AG............................................       83            3,816

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
GERMANY (CONTINUED)
Lufthansa, AG (Vinkulierte Regd)........................       83      $     1,504
Man, AG - Preferred Shares..............................      250            5,670
Mannesmann, AG..........................................      200           29,833
Merck KGaA..............................................       50            1,626
Metro, AG...............................................      117            7,261
Preussag, AG............................................      120            6,445
RWE, AG.................................................      247           11,430
SAP, AG.................................................       67           22,654
Schering, AG............................................       67            7,100
Siemens, AG.............................................      267           20,588
Veba, AG................................................      233           13,691
Viag, AG................................................       17            8,026
Volkswagen, AG..........................................       50            3,201
                                                                       -----------
                                                                           341,669
                                                                       -----------
HONG KONG  0.0%
Dickson Concepts International, Ltd.....................      500              355
Hong Kong & China Gas Co. - Warrants (a)................      600               97
Hong Kong Land Holding - US$ (a)........................    1,264            2,048
                                                                       -----------
                                                                             2,500
                                                                       -----------
ITALY  2.7%
Alitalia, SpA...........................................    2,172            5,642
Assicurazioni Generali..................................    1,499           51,920
Banca Commerciale Italiana..............................    2,596           18,947
Banco Ambrosiano Veneto, SpA............................    3,751           18,019
BCA Pop Di Milano.......................................      547            4,223
Benetton Group, SpA.....................................    2,495            4,912
Burgo (Cartiere), SpA...................................      118              757
Credito Italiano........................................    6,572           28,860
Edison, SpA.............................................    1,016            8,798
Ente Nazionale Idrocarburi, SpA.........................   11,514           68,723
Fiat, Di Risp, SpA......................................    1,464            2,498
Fiat, Priv, SpA.........................................    1,915            3,070
Fiat, SpA...............................................    6,266           19,830

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
ITALY (CONTINUED)
Impregilo, SpA..........................................      595      $       502
Instituto Nazionale delle Assicurazioni (INA)...........    5,701           13,223
Italcementi, SpA........................................      224            2,840
Italcementi, Di Risp, SpA...............................      325            1,628
Italgas, SpA............................................      704            2,954
La Rinascente, SpA......................................      336            2,542
Magneti Marelli.........................................      707              937
Mediaset, SpA...........................................    1,767           15,701
Mediobanca, SpA.........................................      968           10,128
Montedison, SpA.........................................    2,964            4,828
Montedison, SpA.........................................    1,014            1,176
Oliveti, SpA - Rights expiring 07/09/99.................    3,111              418
Olivetti, SpA...........................................    3,111            7,472
Parmalat Finanziara, SpA................................    2,598            3,401
Pirelli, SpA............................................    3,114            8,475
Reno de Medici, Spa.....................................      172              410
Riunione Adriatica di Sicurta, SpA......................      719            6,982
Sao Paolo Imi, SpA (a)..................................    2,002           27,242
Sirti, SpA..............................................      465            2,243
Snia, SpA...............................................    1,250            1,566
Societa Assicuratrice Industriale.......................      219            2,258
Telecom Italia Mob, Di Risp, SpA........................      965            5,232
Telecom Italia Mob, SpA.................................    3,507           36,441
Telecom Italia, SpA.....................................    6,468           38,605
Telecom Italia, Di Risp, SpA............................    1,529            5,627
Unione Immobiliare, SpA (a).............................   77,283           34,257
                                                                       -----------
                                                                           473,287
                                                                       -----------
JAPAN  7.9%
Ajinomoto Co., Inc......................................    1,000           11,408
Asahi Bank, Ltd.........................................    1,900            9,110
Asahi Chemical Industry Co..............................    2,800           15,531
Asahi Glass Co..........................................    3,800           24,659
Bank of Tokyo...........................................    5,200           74,065

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
JAPAN (CONTINUED)
Bridgestone Corp........................................    1,000      $    30,255
Dai Nippon Printing.....................................    1,800           28,792
Daiei, Inc..............................................    2,000            6,845
Daiwa House Industries..................................    1,000           10,523
Daiwa Securities........................................    2,400           15,872
Fanuc...................................................      600           32,239
Fuji Bank...............................................    2,600           18,140
Fujitsu.................................................    3,000           60,387
Hitachi.................................................    4,800           45,036
Honda Motor Co..........................................    1,000           42,407
Japan Air Lines Co......................................    2,000            6,613
Japan Energy Corp.......................................    1,000            1,174
Kajima Corp.............................................    1,000            3,637
Kansai Electric Power...................................    1,500           28,520
Kao Corp................................................    1,000           28,106
Kawasaki Steel Corp.....................................    1,000            1,868
Kirin Brewery Co........................................    2,800           33,562
Kubota Corp.............................................    2,800            8,379
Kumagai Gumi Co.........................................    1,000            1,116
Kyocera Corp............................................      400           23,477
Marubeni Corp...........................................    8,800           18,405
Matsushita Electric Industries..........................    3,000           58,279
Mitsubishi Chemical.....................................    2,800            9,698
Mitsubishi Corp.........................................    1,000            6,779
Mitsubishi Electric Corp................................      800            3,075
Mitsubishi Estate.......................................    2,800           27,336
Mitsubishi Heavy Industries.............................    3,000           12,177
Mitsubishi Trust & Banking Corp.........................    1,000            9,721
Mitsui Fudosan Co., Ltd.................................    2,000           16,202
Mitsui Trust & Banking Co...............................    4,800            7,658
Mitsukoshi..............................................    2,000            8,696
NEC Corp................................................    2,000           24,882
Nippon Express Co.......................................    1,800           10,788

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
JAPAN (CONTINUED)
Nippon Oil Co...........................................    1,000      $     4,216
Nippon Steel Corp.......................................    4,800           11,150
Nippon Telegraph & Telephone Corp.......................       11          128,214
Nissan Fire & Marine Insurance..........................      700            2,199
Nissan Motor Co.........................................      800            3,822
NKK Corp................................................    6,000            4,910
Nomura Securities.......................................    2,400           28,113
Odakyu Electric Railway.................................    6,000           20,088
Osaka Gas Co............................................    4,000           13,590
Sakura Bank.............................................    1,800            6,830
Sanwa Bank..............................................    1,000            9,845
Sega Enterprises........................................      400            5,294
Sekisui Chemical Co.....................................    1,000            5,803
Sekisui House...........................................      800            8,637
Shimizu Corp............................................    2,800           10,925
Softbank Corp...........................................       10            2,026
Sony Corp...............................................      400           43,151
Sumitomo Bank, Ltd......................................    2,000           24,816
Sumitomo Chemical.......................................    2,000            9,176
Sumitomo Corp...........................................    1,000            7,316
Sumitomo Metal Mining Co................................    1,000            4,133
Taisei Corp.............................................    4,800           10,555
Takeda Chemical Industries..............................    2,000           92,750
Tobu Railway Co.........................................    2,800            7,939
Tokyo Gas Co............................................    4,800           11,824
Tokyo Marine & Fire Insurance Co........................    2,800           30,437
Tokyu Corp..............................................    2,000            5,043
Toray Industries, Inc...................................    2,000           10,019
Tostem Corp.............................................      500            9,610
Toyota Motor Corp.......................................    1,800           56,989
Yasuda Trust & Banking..................................      700              874
                                                                       -----------
                                                                         1,365,711
                                                                       -----------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
NETHERLANDS  1.9%
ABN AMRO Holdings, NV...................................    1,067      $    23,098
AEGON, NV...............................................      383           27,775
Ahold Koninklijke, NV...................................      403           13,876
Akzo Nobel, NV..........................................       92            3,869
Buhrmann, NV............................................      246            3,969
Elsevier, NV............................................      189            2,192
Hagemeyer, NV...........................................       94            3,072
Heineken, NV............................................      194            9,929
ING Groep, NV...........................................      766           41,456
KLM Royal Dutch Air Lines, NV...........................      102            2,886
Kon KPN, NV.............................................      404           18,949
Philips Electronics, NV.................................      249           24,583
Royal Dutch Petroleum Co................................    1,565           91,634
TNT Post Groep, NV......................................      408            9,737
Unilever, NV............................................      416           28,024
Unilever, NV - Preferred Shares (a).....................      466            2,498
Vedior, NV..............................................       95            1,616
Wolters Kluwer, NV......................................      388           15,439
                                                                       -----------
                                                                           324,602
                                                                       -----------
PORTUGAL  1.2%
BCO Comercial Portugues, SA.............................    1,197           31,009
BCO Espirito Santo e Comercial de Lisboa................      500           11,628
BPI-SGPS, SA............................................      500           10,489
BPI-SGPS, SA Provisional Certificates...................      166            3,482
Brisa-Auto Estradas de Portugal, SA.....................      300           12,370
Cimpor-Cimentos de Portugal.............................      500           12,886
Corticeira Amorim SGPS, SA..............................      100              995
Elec De Portugal........................................    3,100           55,796
Jeronimo Martins, SPGS, SA..............................      400           13,207
Portucel Industrial-Empresa Produtora de Celulose.......      500            2,747
Portugal Telecom, SA....................................    2,200           44,734
Soares Da Costa, SA.....................................      100              313

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
PORTUGAL (CONTINUED)
Sonae Investimentos.....................................      300      $    10,199
UNICER-Uniao Cervejeira, SA.............................      300            5,876
                                                                       -----------
                                                                           215,731
                                                                       -----------
SINGAPORE  1.2%
City Developments, Ltd..................................    2,000           12,808
Creative Technologies Corp..............................      200            2,609
Cycle & Carriage, Ltd...................................    1,000            5,758
DBS Land, Ltd...........................................    2,000            3,995
Development Bank of Singapore...........................    2,000           24,442
Fraser & Neave, Ltd.....................................    1,000            4,436
Keppel Corp., Ltd.......................................    2,000            6,816
NatSteel, Ltd...........................................    2,000            3,502
Neptune Orient Lines, Ltd...............................    2,537            3,100
Overseas Chinese Bank...................................    2,000           16,686
Parkway Holdings, Ltd...................................    2,000            4,935
Sembcorp Industries, Ltd. (a)...........................    5,000            7,932
Singapore Airlines, Ltd.................................    2,000           19,036
Singapore Press Holdings, Ltd...........................    1,000           17,039
Singapore Tech Engineering..............................    8,000            9,072
Singapore Telecommunications............................   17,000           29,166
United Industrial Corp., Ltd............................    5,000            3,378
United Overseas Bank, Ltd...............................    2,000           13,984
United Overseas Land, Ltd...............................    2,000            2,256
Venture Manufacturing (Singapore), Ltd..................    1,000            7,697
                                                                       -----------
                                                                           198,647
                                                                       -----------
SPAIN  1.4%
Acerinox, SA............................................       48            1,403
Argentaria Corp.........................................      488           11,092
Autopistas Cesa.........................................      300            3,510
Autopistas Cesa - Rights................................      300              173
Azucarera Ebro Agr......................................       83            1,325
BCO Bilbao Vizcaya, SA..................................    1,756           25,361
BCO Santander Central Hispanoamericano (a)..............    2,824           29,402

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
SPAIN (CONTINUED)
Corporacion Mapfre, SA..................................      136      $     2,769
Empresa Nacional de Celulosas, SA.......................       48              856
Endesa, SA..............................................      855           18,227
Fomento Construcciones y Contratas, SA..................       75            4,291
Gas Natural SDG, SA.....................................       96            6,977
Iberdrola, SA...........................................      926           14,089
Metrovacesa, SA.........................................      803           15,860
Prima Inmobiliaria, SA..................................      840            6,486
Repso, SA...............................................      903           18,571
Tabacalera, SA, Class A.................................      183            3,697
Telefonica, SA (a)......................................      900           43,447
TelePizza, SA (a).......................................      215            1,113
Union Electrica Fenosa, SA..............................      228            2,980
Vallehermoso, SA........................................    2,270           21,879
Viscofan Industria Navarra De Envolturas Celulosicas,
  SA....................................................       78              884
                                                                       -----------
                                                                           234,392
                                                                       -----------
SWEDEN  1.3%
ABB, AB, Class A........................................      300            3,993
ABB, AB, Class B........................................      100            1,325
ABB, AG (a).............................................       16            1,498
AGA, AB, Class B........................................      100            1,237
Atlas Copco, AB, Class A................................      100            2,727
Castellum, AB...........................................      930            8,764
Diligentia..............................................    1,440           11,196
Drott AB, Class B.......................................      800            6,503
Electrolux, AB..........................................      400            8,387
Ericsson Telefon LM, Class B............................    2,100           67,411
Foreningssparbk.........................................      550            7,775
Hennes & Mauritz, AB, Class B...........................    1,000           24,738
Netcom Systems, AB......................................      100            3,369
OM Gruppen, AB..........................................      100            1,131
Sandvik, AB.............................................      200            4,370
Securitas, AB, Class B..................................      200            2,992

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
SWEDEN (CONTINUED)
Skandia Forsakrings, AB.................................      500      $     9,365
Skandinaviska Enskilda Banken, Class A..................      600            6,997
Skanska, AB, Class B....................................      100            3,776
SKF, AB, Class B........................................      100            1,849
SSAB Svenska Stal, AB, Class A..........................      100            1,255
Svenska Cellulosa, AB, Class B..........................      200            5,183
Svenska Handelsbanken, Class A (a)......................      700            8,411
Tornet Fastighet........................................      485            6,599
Trelleborg, AB, Class B.................................      100              884
Volvo, AB, Class A......................................      100            2,886
Volvo, AB, Class B......................................      400           11,615
WM-Data, AB.............................................      100            3,817
                                                                       -----------
                                                                           220,053
                                                                       -----------
SWITZERLAND  2.2%
ABB, AG.................................................       10           14,790
Credit Suisse Group.....................................      200           34,596
Holderbank Financiere Glarus, AG........................       10           11,800
Nestle, SA..............................................       30           54,035
Novartis................................................       50           72,986
Roche Holdings Bearer, AG...............................        1           16,462
Roche Holdings Genusscheine, AG.........................        5           51,379
Schweizerische Rueckversicherungs-Gesellschaft..........       10           19,034
SGS Holdings............................................        5            5,176
Sulzer, AG..............................................       10            6,077
Swatch Group, AG........................................       10            6,726
Swisscom, AG (a)........................................       50           18,809
UBS, AG (a).............................................      157           46,845
Zurich Allied, AG (a)...................................       40           22,738
                                                                       -----------
                                                                           381,453
                                                                       -----------
UNITED KINGDOM  8.1%
Abbey National..........................................      860           16,152
Albert Fisher Group.....................................      809              166
Alldays, PLC............................................       29               35

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Allders.................................................       38      $        82
Allied Zurich...........................................    1,279           16,078
AMEC....................................................      113              460
Anglian Water...........................................      587            6,495
Arjo Wiggins Apple......................................    1,051            3,653
Associated British Ports Holdings.......................    2,175            9,805
Barclays................................................      777           22,597
Barratt Developments....................................      277            1,554
Bass....................................................      668            9,498
Beazer Group............................................      936            2,936
Berisford...............................................      502            1,909
Berkeley Group..........................................      204            2,447
BG, Class B.............................................    1,775           10,828
BICC Group..............................................      115              163
Blue Circle Industries..................................    2,521           16,809
BOC Group...............................................      687           13,449
Boots Co................................................      657            7,798
BPA Group...............................................       19              146
BPB.....................................................    1,000            5,927
British Aerospace.......................................    1,261            8,209
British Airways.........................................    1,314            9,072
British American Tobacco................................    1,227           11,575
British Land Co.........................................    5,690           47,535
British Petroleum.......................................    4,368           78,214
British Sky Broadcast...................................    1,255           11,642
British Telecommunications..............................    3,659           61,251
Burmah Castrol, PLC.....................................      514            9,747
Cable & Wireless........................................      851           10,852
Capital Shop Centers....................................    1,880           11,913
Caradon.................................................    1,305            3,075
Carpetright.............................................      351            2,185
Centrica, PLC...........................................    3,397            7,978
Cobham, PLC.............................................      431            6,824

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Commercial Union........................................      727      $    10,468
Delta...................................................       64              149
Diageo..................................................    2,545           26,737
Dialog Corp.............................................       70              103
Emap....................................................      122            2,135
EMI Group...............................................    1,988           16,028
Enterprise Oil..........................................      752            4,799
FirstGroup..............................................      726            3,965
FKI.....................................................      635            1,972
General Electric........................................    2,344           23,813
Glaxo Wellcome..........................................    1,891           52,550
Granada Group...........................................      452            8,372
Grantchester Holdings...................................    7,990           21,599
Great Portland Estates, PLC.............................    3,860           13,340
Great Universal Stores..................................      794            8,855
Greycoat................................................        6               24
Hammerson, PLC..........................................    2,770           20,696
Hanson..................................................    1,470           13,207
Hilton Group............................................    1,079            4,311
House Of Fraser.........................................      218              299
HSBC Holdings...........................................      568           20,082
Hyder...................................................    1,080           12,751
IMI.....................................................      699            2,833
Imperial Chemical Industries............................      735            7,258
Invensys, PLC...........................................    3,518           16,636
Jarvis..................................................      437            2,135
JBA Holdings............................................        3                5
Johnson Matthey.........................................      837            8,180
Kingfisher..............................................      293            3,419
Laird Group.............................................       49              203
Land Securities.........................................    5,932           79,571
Lasmo...................................................    1,975            4,452
Lex Service.............................................      783            7,195

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
LIMIT...................................................    1,752      $     3,687
Lloyds TSB Group........................................    3,842           52,172
London Clubs International..............................      616            1,398
London Forfaiting.......................................      113              102
Lonmin, PLC.............................................      516            4,799
Low & Bonar.............................................       10               32
Marks & Spencer.........................................    1,842           10,627
Mayflower Corp..........................................        3               10
Meggitt.................................................       14               43
MEPC....................................................    5,161           42,017
Mirror Group............................................      657            2,563
Misys...................................................    1,050            8,987
National Power..........................................      800            5,813
Next....................................................      456            5,535
NFC.....................................................    1,159            3,763
Ocean Group.............................................       13              214
P & O Finance...........................................      790           11,848
Parity..................................................      272            2,723
Pennon Group............................................      446            7,480
Pilkington..............................................    3,266            4,448
Powerscreen International...............................       31               93
Prudential Corp.........................................    1,987           29,284
Racal Electronics.......................................      315            1,919
Railtrack Group.........................................      344            7,033
Rank Group..............................................      805            3,204
Reed International......................................      979            6,512
Rentokil Initial........................................    1,755            6,805
Reuters Group...........................................    1,223           16,087
Rexam...................................................       35              142
Rio Tinto...............................................      924           15,482
RMC Group...............................................      679           10,917
Rolls Royce.............................................    1,073            4,533
Royal & Sun Alliance....................................    1,046            9,373

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
Royal Bank Scotland Group...............................      609      $    12,479
Rugby Group.............................................      388              691
Safeway.................................................      857            3,418
Sainsbury J Finance.....................................    1,293            8,152
Schlumberger, Ltd. - US$................................      300           19,106
Scotia Holdings.........................................       90              157
Scottish & Southern Energy, PLC.........................      651            6,649
Scottish Power..........................................      871            7,455
Skillsgroup.............................................       45              210
Slough Estates, PLC.....................................    4,960           28,302
Smithkline Beecham......................................    2,920           37,972
Smiths Industries.......................................      160            2,124
Stagecoach Holdings.....................................    1,292            4,618
Tesco...................................................    3,864           10,019
Thames Water............................................      484            7,675
Torotrak................................................       15               47
Unilever................................................    2,006           17,802
Vickers Group...........................................       42              108
Vodafone Group..........................................    2,358           46,386
Vodafone Group PLC - ADR - US$..........................      150           29,550
Wickes..................................................       17              103
William Baird...........................................      669            1,197
WPP Group...............................................      860            7,281
Yorkshire Water.........................................      545            3,814
Zeneca Group............................................    1,052           40,676
                                                                       -----------
                                                                         1,402,837
                                                                       -----------
UNITED STATES  32.5%
3Com Corp. (a)..........................................      100            2,669
Abbott Laboratories, Inc. (b)...........................      700           31,850
AES Corp. (a)...........................................      100            5,813
Aetna, Inc..............................................      100            8,944
Air Products & Chemicals, Inc...........................      100            4,025
Albertsons, Inc.........................................      100            5,156

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Alcoa, Inc..............................................      300      $    18,562
AlliedSignal, Inc.......................................      300           18,900
Allstate Corp...........................................      300           10,762
ALLTEL Corp.............................................      100            7,150
Amerada Hess Corp.......................................      100            5,950
America Online, Inc.....................................      600           66,300
American Electric Power, Inc............................      100            3,756
American Express Co.....................................      300           39,037
American General Corp...................................      200           15,075
American Home Products Corp.............................      700           40,250
American International Group, Inc. (b)..................      671           78,549
Ameritech Corp..........................................      600           44,100
Amgen, Inc. (a).........................................      400           24,350
AMR Corp. (a)...........................................      100            6,825
Anheuser-Busch Cos., Inc................................      300           21,281
Aon Corporation.........................................      150            6,188
Applied Materials, Inc. (a).............................      200           14,775
Archer-Daniels-Midland Co...............................      200            3,088
Associates First Capital Corp., Class A.................      299           13,249
AT&T Corp. (b)..........................................    1,998          111,513
Atlantic Richfield Co...................................      200           16,712
Automatic Data Processing, Inc..........................      300           13,200
Avery Dennison Corp.....................................      100            6,038
Avon Products, Inc......................................      200           11,100
Baker Hughes, Inc.......................................      100            3,350
Bank of New York Co., Inc...............................      200            7,338
Bank One Corp...........................................      600           35,737
BankAmerica Corp. (b)...................................      800           58,650
BankBoston Corp.........................................      200           10,225
Baxter International, Inc...............................      200           12,125
BB&T Corp...............................................      200            7,338
Becton, Dickinson & Co..................................      100            3,000
Bell Atlantic Corp......................................      700           45,762

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
BellSouth Corp. (b).....................................      900      $    42,187
Bestfoods...............................................      200            9,900
Black & Decker Corp.....................................      100            6,313
BMC Software, Inc. (a)..................................      100            5,400
Boeing Co...............................................      400           17,675
Boston Scientific Corp. (a).............................      100            4,394
Bristol-Myers Squibb Co. (b)............................    1,000           70,437
Burlington Northern Santa Fe Corp.......................      100            3,100
Campbell Soup Co........................................      200            9,275
Capital One Financial Corp..............................      300           16,706
Cardinal Health, Inc....................................      100            6,413
Carolina Power & Light Co...............................      100            4,281
Case Corp...............................................      300           14,437
Caterpillar, Inc........................................      200           12,000
CBS Corp................................................      300           13,031
Cendant Corp. (a).......................................      500           10,250
Charles Schwab Corp.....................................      300           32,962
Chase Manhattan Corp....................................      500           43,312
Chevron Corp............................................      400           38,075
Chubb Corp..............................................      100            6,950
CIGNA Corp..............................................      100            8,900
Cincinnati Financial Corp...............................      100            3,756
Cisco Systems, Inc. (a) (b).............................    1,800          116,100
Citigroup, Inc. (b).....................................    1,650           78,375
Clear Channel Communications, Inc. (a)..................      100            6,894
Clorox Co...............................................      100           10,681
Coastal Corp............................................      100            4,000
Coca-Cola Co. (b).......................................    1,100           68,750
Coca-Cola Enterprises, Inc..............................      100            2,975
Colgate - Palmolive Co..................................      200           19,750
Columbia/HCA Healthcare Corp............................      300            6,844
Comcast Corp., Class A..................................      400           15,375
Comerica, Inc...........................................      100            5,944

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Compaq Computer Corp....................................      800      $    18,950
Computer Associates International, Inc..................      300           16,500
Computer Sciences Corp. (a).............................      100            6,919
ConAgra, Inc............................................      100            2,663
Consolidated Edison, Inc................................      100            4,525
Cooper Industries, Inc..................................      100            5,200
Corning, Inc............................................      100            7,013
Costco Cos., Inc. (a)...................................      100            8,006
Countrywide Credit Industries, Inc......................      100            4,275
CSX Corp................................................      100            4,531
CVS Corp................................................      200           10,150
Dana Corp...............................................      100            4,606
Dayton Hudson Corp......................................      300           19,500
Dell Computer Corp. (a) (b).............................    1,900           70,300
Delphi Automotive Systems Corp..........................      280            5,190
Delta Air Lines, Inc....................................      200           11,525
Dominion Resources, Inc.................................      100            4,331
Dow Chemical Co.........................................      200           25,375
DTE Energy Co...........................................      100            4,000
Du Pont (E. I.) de Nemours & Co. (b)....................      600           40,987
Duke Power Co...........................................      200           10,875
Dun & Bradstreet Corp...................................      100            3,544
Eastman Kodak Co........................................      200           13,550
Edison International....................................      100            2,675
Electronic Data Systems Corp............................      300           16,969
Eli Lilly & Co. (b).....................................      500           35,812
EMC Corp. (a)...........................................      600           33,000
Emerson Electric Co.....................................      200           12,575
Enron Corp..............................................      200           16,350
Equifax, Inc............................................      100            3,569
Exxon Corp. (b).........................................    1,100           84,837
FDX Corp. (a)...........................................      200           10,850
Federal Home Loan Mortgage Corp.........................      300           17,400

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Federal National Mortgage Assn. (b).....................      600      $    41,025
Federated Department Stores, Inc. (a)...................      100            5,294
Fifth Third Bancorp.....................................      200           13,312
First Data Corp.........................................      200            9,787
First Union Corp........................................      500           23,500
Fleet Financial Group, Inc..............................      300           13,312
Ford Motor Co. (b)......................................      700           39,506
FPL Group, Inc. (b).....................................      100            5,463
Frontier Corp...........................................      100            5,900
Gannett, Inc............................................      200           14,275
Gap, Inc................................................      450           22,669
Gateway, Inc. (a).......................................      100            5,900
General Dynamics Corp...................................      100            6,850
General Electric Co. (b)................................    1,600          180,800
General Mills, Inc......................................      100            8,038
General Motors Corp.....................................      400           26,400
Georgia-Pacific Corp....................................      200            9,475
Gillette Co.............................................      600           24,600
Golden West Financial Corp..............................      100            9,800
Goodyear Tire & Rubber Co...............................      200           11,762
GPU, Inc................................................      100            4,219
GTE Corp................................................      500           37,875
Guidant Corp............................................      200           10,287
H. J. Heinz & Co........................................      200           10,025
Halliburton Co..........................................      100            4,525
Hartford Financial Services Group, Inc..................      100            5,831
HEALTHSOUTH Corp. (a)...................................      200            2,988
Hershey Foods Corp......................................      100            5,938
Hewlett-Packard Co......................................      600           60,300
Home Depot, Inc. (b)....................................      800           51,550
Honeywell, Inc..........................................      100           11,587
Household International, Inc............................      200            9,475
Illinois Tool Works, Inc................................      200           16,400

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
IMS Health, Inc.........................................      100      $     3,125
Ingersoll-Rand Co.......................................      100            6,463
Intel Corp. (b).........................................    1,400           83,300
International Business Machines Corp. (b)...............      800          103,400
International Paper Co..................................      200           10,100
Interpublic Group of Cos., Inc..........................      100            8,662
ITT Industries, Inc.....................................      100            3,813
J.C. Penney, Inc........................................      100            4,856
Jefferson-Pilot Corp....................................      100            6,619
Johnson & Johnson, Inc. (b).............................      600           58,800
JP Morgan & Co., Inc....................................      100           14,050
Kellogg Co..............................................      200            6,600
Keycorp.................................................      100            3,213
Kimberly Clark Corp.....................................      300           17,100
Kmart Corp. (a).........................................      200            3,288
Kohl's Corp. (a)........................................      100            7,719
Kroger Co. (a)..........................................      600           16,762
Latin American Discovery Fund, Inc. (b) (c).............   12,800          120,000
Lehman Brothers Holdings, Inc...........................      100            6,225
LifePoint Hospitals, Inc. (a)...........................       15              202
Limited, Inc............................................      100            4,538
Lincoln National Corp...................................      200           10,462
Lockheed Martin Corp....................................      200            7,450
Loews Corp..............................................      100            7,913
Lowe's Cos., Inc........................................      200           11,337
Lucent Technologies, Inc. (b)...........................    1,365           92,052
Marriott International, Inc., Class A...................      100            3,738
Marsh & McLennan Cos., Inc..............................      100            7,550
Masco Corp..............................................      100            2,888
May Department Stores Co................................      300           12,262
Maytag Corp.............................................      100            6,969
MBIA, Inc...............................................      100            6,475
MBNA Corp...............................................      300            9,187

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
McDonald's Corp.........................................      800      $    33,050
McGraw-Hill, Inc........................................      200           10,787
MCI WorldCom, Inc. (a) (b)..............................    1,100           94,669
McKesson HBOC, Inc......................................       74            2,377
MediaOne Group, Inc.....................................      300           22,312
Medtronic, Inc..........................................      300           23,362
Mellon Bank Corp........................................      400           14,550
Mercantile Bancorporation, Inc..........................      100            5,713
Merck & Co., Inc. (b)...................................    1,000           74,000
Merrill Lynch & Co., Inc................................      200           15,987
MGIC Investment Corp....................................      100            4,863
Micron Technology, Inc. (a).............................      100            4,031
Microsoft Corp. (a) (b).................................    2,500          225,469
Minnesota Mining & Manufacturing Co.....................      300           26,081
Mobil Corp..............................................      400           39,600
Monsanto Co.............................................      300           11,831
Morgan Stanley Asia Pacific Fund, Inc. (c)..............    6,200           59,675
Motorola, Inc...........................................      400           37,900
National City Corp......................................      200           13,100
Newell Rubbermaid, Inc..................................      100            4,650
Nextel Communications, Inc. (a).........................      100            5,019
Nike, Inc., Class B.....................................      200           12,662
Norfolk Southern Corp...................................      100            3,013
Northern Trust Corp.....................................      100            9,700
Novell, Inc. (a)........................................      100            2,650
Occidental Petroleum Corp...............................      100            2,113
Omnicom Group, Inc......................................      100            8,000
Oracle Corp. (a)........................................      750           27,844
PacifiCorp..............................................      100            1,838
Paychex, Inc............................................      150            4,781
PECO Energy Co..........................................      100            4,188
PepsiCo, Inc............................................      700           27,081
Pfizer, Inc. (b)........................................      600           65,850

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
PG&E Corporation........................................      200      $     6,500
Pharmacia & Upjohn, Inc.................................      300           17,044
Philip Morris Cos., Inc. (b)............................    1,100           44,206
Phillips Petroleum Co...................................      200           10,062
Pitney Bowes, Inc.......................................      200           12,850
PNC Bank Corp...........................................      200           11,525
PPG Industries, Inc.....................................      200           11,812
Praxair, Inc............................................      100            4,894
Procter & Gamble Co. (b)................................      600           53,550
Progressive Corp........................................      100           14,500
Providian Financial Corp................................      150           14,025
Public Service Enterprise Group.........................      100            4,088
Quaker Oats Co..........................................      100            6,638
Ralston Purina Group....................................      100            3,044
Raytheon Co., Class B...................................      200           14,075
Regions Financial Corp..................................      100            3,844
Republic New York Corp..................................      100            6,819
Rite Aid Corp...........................................      100            2,463
Rockwell International Corp.............................      100            6,075
Rohm & Haas Co..........................................      100            4,288
Royal Dutch Petroleum Co. - ADR (Netherlands) (b).......    1,000           60,250
SAFECO Corp.............................................      100            4,413
Sara Lee Corp...........................................      500           11,344
SBC Communications, Inc. (b)............................      900           52,200
Schering-Plough Corp....................................      700           37,100
Sears, Roebuck & Co.....................................      200            8,912
SLM Holding Corp........................................      100            4,581
Southern Co.............................................      300            7,950
Sprint Corp. (PCS Group)................................      800           42,250
Sprint Corp. (PCS Group) Ser I (a)......................      100            5,713
St. Paul Cos., Inc......................................      100            3,181
Staples, Inc............................................      200            6,188
State Street Corp.......................................      100            8,538

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Summit Bancorp..........................................      100      $     4,181
Sun Microsystems, Inc. (a)..............................      400           27,550
SunTrust Banks, Inc.....................................      100            6,944
SYSCO Corp..............................................      100            2,981
Tellabs, Inc. (a).......................................      400           27,025
Tenet Healthcare Corp. (a)..............................      100            1,856
Texaco, Inc.............................................      300           18,750
Texas Instruments, Inc..................................      200           29,000
Texas Utilities Co......................................      100            4,125
Textron, Inc............................................      100            8,231
Time Warner, Inc........................................      600           44,100
Times Mirror Co., Class A...............................      100            5,925
TJX Cos., Inc...........................................      100            3,331
Transamerica Corp.......................................      200           15,000
Triad Hospitals, Inc. (a)...............................       15              203
Tribune Co..............................................      100            8,712
Tricon Global Restaurants, Inc. (a).....................      100            5,413
TRW, Inc................................................      100            5,488
Tyco International Ltd..................................      550           52,112
Unicom Corp.............................................      100            3,856
Unilever NV - ADR (Netherlands).........................      305           21,274
Union Carbide Corp......................................      100            4,875
Union Pacific Corp......................................      100            5,831
Union Planters Corp. - Rights...........................      100            4,469
United HealthCare Corp..................................      100            6,263
United Technologies Corp................................      600           43,012
Unocal Corp.............................................      100            3,963
UNUM Corp...............................................      100            5,475
US Airways Group, Inc. (a)..............................      100            4,356
US Bancorp..............................................      300           10,200
US West, Inc............................................      299           17,566
USX - Marathon Group....................................      100            3,256
Viacom, Inc., Class B (a)...............................      400           17,600

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                          Shares      Market Value
-----------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Wachovia Corp...........................................      100      $     8,556
Wal-Mart Stores, Inc. (b)...............................    2,000           96,500
Walgreen Co.............................................      500           14,687
Walt Disney Co..........................................    1,000           30,812
Warner-Lambert Co.......................................      500           34,687
Washington Mutual, Inc..................................      400           14,150
Waste Management, Inc...................................      300           16,125
Wells Fargo & Co........................................      700           29,925
Weyerhaeuser Co.........................................      200           13,750
Williams Cos., Inc......................................      200            8,513
Winn-Dixie Stores, Inc..................................      100            3,694
Wm Wrigley Jr. Co.......................................      100            9,000
Xerox Corp..............................................      400           23,625
                                                                       -----------
                                                                         5,597,087
                                                                       -----------
  TOTAL COMMON AND PREFERRED STOCKS AND EQUIVALENTS  69.9%.........     12,024,543
                                                                       -----------
GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  8.8%
Jeronimo Martins - PTE (174,000 par, 0.000% coupon, 12/30/04
  maturity)........................................................            106
U.S. Treasury Bonds - US$ (250,000 par, 12.000% coupon, 05/15/02
  maturity)........................................................        324,140
U.S. Treasury Bonds - US$ (500,000 par, 6.250% coupon, 08/15/23
  maturity) (b)....................................................        502,345
U.S. Treasury Notes - US$ (350,000 par, 6.250% coupon, 10/31/01
  maturity) (b)....................................................        354,977
U.S. Treasury Notes - US$ (320,000 par, 7.250% coupon, 05/15/04
  maturity) (b)....................................................        339,798
                                                                       -----------
  TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  .............      1,521,366
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  78.7%
  (Cost $11,403,648)...............................................     13,545,909
                                                                       -----------
SHORT-TERM INVESTMENTS  22.2%
COMMERCIAL PAPER  12.7%
Abbey National Number America (200,000 par, 4.860% coupon,
  07/15/99)........................................................        199,614
Abbott Labs (200,000 par, 4.820% coupon, 07/06/99).................        199,867
Banque Generale Du Luxembourg (200,000 par, 4.870% coupon,
  07/09/99) (b)....................................................        199,786
Bil North America, Inc. (200,000 par, 4.930% coupon, 08/13/99)
  (b)..............................................................        198,795
Coca Cola Co. (200,000 par, 4.880% coupon, 07/19/99)...............        199,515
Deutsche Bank Finance (200,000 par, 4.850% coupon, 07/13/99) (b)...        199,670
General Electric Capital Corp. (200,000 par, 5.031% coupon,
  07/23/99)........................................................        199,388

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                                      Market Value
-----------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Hydro Quebec (200,000 par, 4.930% coupon, 08/31/99) (b)............    $   198,216
Oesterreichische (200,000 par, 5.032% coupon, 08/02/99)............        199,111
Procter & Gamble Co. (200,000 par, 5.005% coupon, 08/09/99)........        198,923
Westpac Capital Corp. (200,000 par, 4.860% coupon, 07/13/99) (b)...        199,669
                                                                       -----------
  TOTAL COMMERCIAL PAPER...........................................      2,192,554
                                                                       -----------
REPURCHASE AGREEMENT  5.5%
State Street Bank & Trust Co. ($939,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/99,
  to be sold on 07/01/99 at $939,104)..............................        939,000
                                                                       -----------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  4.0%
Federal Farm Credit Bank Discount Notes - US$ (200,000 par, 4.689%
  yield, 07/26/99 maturity)........................................        199,332
Federal Home Loan Mortgage Discount Notes - US$ (200,000 par,
  4.796% yield, 08/19/99 maturity) (b).............................        198,686
Federal National Mortgage Association Discount Notes - US$ (300,000
  par, 4.206% yield, 07/07/99 maturity)............................        299,758
                                                                       -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS............        697,776
                                                                       -----------
TOTAL SHORT-TERM INVESTMENTS  22.2%
  (Cost $3,829,517)................................................      3,829,330
                                                                       -----------
TOTAL INVESTMENTS  100.9%
  (Cost $15,233,165)...............................................     17,375,239
FOREIGN CURRENCY  0.1% (VARIOUS DENOMINATIONS)
  (Cost $13,361)...................................................         13,298
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)......................       (171,493)
                                                                       -----------
NET ASSETS 100.0%..................................................    $17,217,044
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated as collateral for open futures transactions and forward commitments.

(c) Related party security. See Notes to Financial Statements.

ADR - American Depository Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
DEM - German Mark
DKK - Danish Krone
FRF - French Franc
GBP - British Pound
JPY - Japanese Yen
PTE - Portuguese Escudo
SEK - Swedish Krona

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $15,233,165)........................  $17,375,239
Foreign Currency (Cost $13,361).............................       13,298
Cash........................................................          804
Deposit on Variation Margin.................................       32,895
Receivables:
  Variation Margin on Futures...............................      168,804
  Dividends.................................................       23,740
  Interest..................................................       20,698
  Investments Sold..........................................        5,385
  Fund Shares Sold..........................................        3,664
Other.......................................................        3,510
                                                              -----------
      Total Assets..........................................   17,648,037
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       41,440
  Distributor and Affiliates................................       27,808
  Investment Advisory Fee...................................       14,119
  Investments Purchased.....................................        1,438
Forward Commitments and Foreign Currency Contracts..........      195,654
Trustees' Deferred Compensation and Retirement Plans........       34,363
Accrued Expenses............................................      116,171
                                                              -----------
      Total Liabilities.....................................      430,993
                                                              -----------
NET ASSETS..................................................  $17,217,044
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $15,103,527
Net Unrealized Appreciation.................................    1,978,480
Accumulated Net Realized Gain...............................      331,914
Accumulated Net Investment Loss.............................     (196,877)
                                                              -----------
NET ASSETS..................................................  $17,217,044
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $6,888,704 and 680,271 shares of
    beneficial interest issued and outstanding).............  $     10.13
    Maximum sales charge (4.75%* of offering price).........          .51
                                                              -----------
    Maximum offering price to public........................  $     10.64
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,777,080 and 893,366 shares of
    beneficial interest issued and outstanding).............  $      9.82
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,551,260 and 157,304 shares of
    beneficial interest issued and outstanding).............  $      9.86
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $    144,594
Dividends (Net of foreign withholding taxes of $11,831).....         132,222
                                                                ------------
    Total Income............................................         276,816
                                                                ------------
EXPENSES:
Custody.....................................................         139,966
Investment Advisory Fee.....................................          88,574
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $8,829, $45,823 and $7,433, respectively)...          62,085
Shareholder Services........................................          45,500
Reports to Shareholders.....................................          34,750
Trustees' Fees and Related Expenses.........................           6,179
Amortization of Organizational Costs........................           1,040
Other.......................................................          47,160
                                                                ------------
    Total Expenses..........................................         425,254
                                                                ------------
NET INVESTMENT LOSS.........................................    $   (148,438)
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $    619,949
  Futures...................................................          16,647
  Forward Commitments.......................................          73,155
  Foreign Currency Transactions.............................        (219,036)
                                                                ------------
Net Realized Gain...........................................         490,715
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       2,216,687
                                                                ------------
  End of the Period:
    Investments.............................................       2,142,074
    Futures.................................................          28,056
    Forward Commitments.....................................           3,222
    Forward Currency Contracts..............................        (109,931)
    Foreign Currency Translation............................         (84,941)
                                                                ------------
                                                                   1,978,480
                                                                ------------
Net Unrealized Depreciation During the Period...............        (238,207)
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $    252,508
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $    104,070
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1999 and
                    Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended      Year Ended
                                                   June 30, 1999     December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................   $  (148,438)        $  (230,552)
Net Realized Gain................................       490,715           3,218,575
Net Unrealized Appreciation/Depreciation During
  the Period.....................................      (238,207)            108,563
                                                    -----------         -----------
Change in Net Assets from Operations.............       104,070           3,096,586
                                                    -----------         -----------
Distributions in Excess of Net Investment
  Income*........................................       (25,278)            (76,480)
Distributions from Net Realized Gain*............      (483,718)         (2,388,475)
                                                    -----------         -----------
Total Distributions..............................      (508,996)         (2,464,955)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (404,926)            631,631
                                                    -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     1,855,517           6,233,096
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       459,992           2,280,988
Cost of Shares Repurchased.......................    (4,253,978)        (12,579,170)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................    (1,938,469)         (4,065,086)
                                                    -----------         -----------
TOTAL DECREASE IN NET ASSETS.....................    (2,343,395)         (3,433,455)
NET ASSETS:
Beginning of the Period..........................    19,560,439          22,993,894
                                                    -----------         -----------
End of the Period (Including accumulated net
  investment loss of $196,877 and $23,161,
  respectively)..................................   $17,217,044         $19,560,439
                                                    ===========         ===========


*Distributions by Class
--------------------------------------------------------------------------------------
Distributions in Excess of Net Investment Income:
  Class A Shares.................................   $   (25,278)        $   (76,480)
  Class B Shares.................................           -0-                 -0-
  Class C Shares.................................           -0-                 -0-
                                                    -----------         -----------
                                                    $   (25,278)        $   (76,480)
                                                    ===========         ===========
Distributions from Net Realized Gain:
  Class A Shares.................................   $  (184,723)        $(1,080,329)
  Class B Shares.................................      (257,045)         (1,144,103)
  Class C Shares.................................       (41,950)           (164,043)
                                                    -----------         -----------
                                                    $  (483,718)        $(2,388,475)
                                                    ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                   Six Months             Year Ended December 31,
                                     Ended         -------------------------------------
        Class A Shares          June 30, 1999(b)   1998(b)    1997     1996(b)    1995
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................       $10.339       $10.162   $10.530   $ 10.15   $  9.19
                                     -------       -------   -------   -------   -------
Net Investment Income/Loss....         (.063)        (.066)    (.088)      -0-       .08
Net Realized and Unrealized
  Gain........................          .166         1.643     1.014     1.242    1.1375
                                     -------       -------   -------   -------   -------
Total from Investment
  Operations..................          .103         1.577      .926     1.242    1.2175
                                     -------       -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................          .038          .072       -0-       -0-     .0775
  Distributions from and in
    Excess of Net Realized
    Gain......................          .278         1.328     1.294      .862       .18
                                     -------       -------   -------   -------   -------
Total Distributions...........          .316         1.400     1.294      .862     .2575
                                     -------       -------   -------   -------   -------
Net Asset Value, End of the
  Period......................       $10.126       $10.339   $10.162   $10.530   $ 10.15
                                     =======       =======   =======   =======   =======
Total Return* (a).............          1.14%**      15.84%     8.94%    12.44%    13.30%
Net Assets at End of the
  Period (In millions)........       $   6.9       $   8.5   $  11.2   $   8.5   $  15.5
Ratio of Expenses to Average
  Net Assets*.................          4.17%         4.11%     3.66%     2.87%     2.79%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*.....................         (1.18%)        (.60%)    (.67%)     .00%      .81%
Portfolio Turnover............            75%**        222%      231%       91%      135%

* If certain expenses had not been
  assumed by Van Kampen, total return
  would have been lower and the ratios
  would have been as follows:

Ratio of Expenses to Average
  Net Assets..................            N/A           N/A       N/A     3.17%     3.68%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets......................            N/A           N/A       N/A     (.30%)    (.07%)

 ** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A--Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                   Six Months             Year Ended December 31,
                                     Ended         -------------------------------------
        Class B Shares          June 30, 1999(b)   1998(b)    1997     1996(b)    1995
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................       $10.038       $ 9.911   $10.379   $ 10.10   $  9.17
                                     -------       -------   -------   -------   -------
Net Investment Loss...........         (.097)        (.151)    (.146)    (.106)     (.01)
Net Realized and Unrealized
  Gain........................          .161         1.606      .972     1.247    1.1375
                                     -------       -------   -------   -------   -------
Total from Investment
  Operations..................          .064         1.455      .826     1.141    1.1275
                                     -------       -------   -------   -------   -------
Less:
Distributions from and in
  Excess of Net Investment
  Income......................           -0-           -0-       -0-       -0-     .0175
  Distributions from and in
    Excess of Net Realized
    Gain......................          .278         1.328     1.294      .862       .18
                                     -------       -------   -------   -------   -------
Total Distributions...........          .278         1.328     1.294      .862     .1975
                                     -------       -------   -------   -------   -------
Net Asset Value, End of the
  Period......................       $ 9.824       $10.038   $ 9.911   $10.379   $ 10.10
                                     =======       =======   =======   =======   =======
Total Return* (a).............           .68%**      14.96%     8.10%    11.51%    12.31%
Net Assets at End of the
  Period (In millions)........       $   8.8       $   9.6   $  10.0   $   9.9   $   8.1
Ratio of Expenses to Average
  Net Assets*.................          5.08%         4.89%     4.42%     3.76%     3.73%
Ratio of Net Investment Loss
  to Average Net Assets*......         (1.96%)       (1.42%)   (1.45%)   (1.01%)    (.09%)
Portfolio Turnover............            75%**        222%      231%       91%      135%

*If certain expenses had not been
 assumed by Van Kampen, total return
 would have been lower and the ratios
 would have been as follows:

Ratio of Expenses to Average
  Net Assets..................            N/A           N/A       N/A     4.06%     4.61%
Ratio of Net Investment Loss
  to Average Net Assets.......            N/A           N/A       N/A    (1.30%)    (.97%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

 N/A--Not Applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                   Six Months             Year Ended December 31,
                                     Ended         -------------------------------------
        Class C Shares          June 30, 1999(b)   1998(b)    1997     1996(b)    1995
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................       $10.057       $ 9.927   $10.395   $ 10.12   $  9.20
                                     -------       -------   -------   -------   -------
Net Investment Loss...........         (.096)        (.147)    (.139)    (.104)     (.02)
Net Realized and Unrealized
  Gain........................          .179         1.605      .965     1.241    1.1375
                                     -------       -------   -------   -------   -------
Total from Investment
  Operations..................          .083         1.458      .826     1.137    1.1175
                                     -------       -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................           -0-           -0-       -0-       -0-     .0175
  Distributions from and in
    Excess of Net Realized
    Gain......................          .278         1.328     1.294      .862       .18
                                     -------       -------   -------   -------   -------
Total Distributions...........          .278         1.328     1.294      .862     .1975
                                     -------       -------   -------   -------   -------
Net Asset Value, End of the
  Period......................       $ 9.862       $10.057   $ 9.927   $10.395   $ 10.12
                                     =======       =======   =======   =======   =======
Total Return* (a).............           .88%**      14.93%     8.09%    11.49%    12.16%
Net Assets at End of the
  Period (In millions)........       $   1.6       $   1.4   $   1.7   $   1.7   $   1.9
Ratio of Expenses to Average
  Net Assets*.................          5.17%         4.91%     4.46%     3.78%     3.79%
Ratio of Net Investment Loss
  to Average Net Assets*......         (1.98%)       (1.38%)   (1.50%)    (.99%)    (.18%)
Portfolio Turnover............            75%**        222%      231%       91%      135%

* If certain expenses had not been
  assumed by Van Kampen, total return
  would have been lower and the ratios
  would have been as follows:

Ratio of Expenses to Average
  Net Assets..................            N/A           N/A       N/A     4.07%     4.67%
Ratio of Net Investment Loss
  to Average Net Assets.......            N/A           N/A       N/A    (1.28%)   (1.06%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Based on average shares outstanding.

N/A--Not Applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Global Managed Assets Fund (the "Fund") is organized as a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic equity and debt securities. The Fund commenced investment operations on May 16, 1994, with three classes of beneficial interest, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available, are valued at the mean of the last reported bid and asked price. Fixed income securities are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FOREIGN CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. ORGANIZATIONAL COSTS--The Fund reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $15,000. These costs were amortized on a straight line basis over the 60-month period ending May 15, 1999.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1999, for federal income tax purposes cost of long- and short-term investments, including foreign currencies, is $15,378,063, the aggregate gross unrealized appreciation is $2,659,699 and the aggregate gross unrealized depreciation is $649,225,

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

resulting in net unrealized appreciation on long- and short-term investments, including foreign currencies of $2,010,474.
    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and from net realized gains on securities, if any. Net investment income for federal income tax purposes includes gains and losses realized on certain transactions in foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investment in foreign securities. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $6,700 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1999, the Fund recognized expenses of approximately $36,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
    During the period, the Fund owned shares of the following Morgan Stanley Funds which are managed by the Subadviser:

                                                              TRANSACTIONS
                                                            DURING THE PERIOD
                                                          ---------------------
                                      % OF NET ASSETS      COST OF     PROCEEDS
                                      AT JUNE 30, 1999    PURCHASES    OF SALES
-------------------------------------------------------------------------------
Latin American Discovery Fund,
  Inc.............................                .70%          -0-         -0-
Morgan Stanley Asia Pacific Fund,
  Inc.............................                .35%          -0-         -0-

    At June 30, 1999, Van Kampen owned 10,604, 53 and 53 shares of Classes A, B and C of the Fund, respectively.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At June 30, 1999, capital aggregated $5,378,448, $8,315,238 and $1,409,841 for Classes A, B and C, respectively. For the six months ended June 30, 1999, transactions were as follows:

                                                    SHARES        VALUE
--------------------------------------------------------------------------
Sales:
  Class A.........................................   96,243    $   974,398
  Class B.........................................   60,448        597,378
  Class C.........................................   28,492        283,741
                                                   --------    -----------
Total Sales.......................................  185,183    $ 1,855,517
                                                   ========    ===========
Dividend Reinvestment:
  Class A.........................................   19,775    $   199,141
  Class B.........................................   23,529        230,350
  Class C.........................................    3,103         30,501
                                                   --------    -----------
Total Dividend Reinvestment.......................   46,407    $   459,992
                                                   ========    ===========
Repurchases:
  Class A......................................... (256,220)   $(2,604,947)
  Class B......................................... (149,875)    (1,471,580)
  Class C.........................................  (18,252)      (177,451)
                                                   --------    -----------
Total Repurchases................................. (424,347)   $(4,253,978)
                                                   ========    ===========

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $6,809,856, $8,959,090 and $1,273,050 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                                SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................    425,556       $  4,563,674
  Class B....................................     85,315            901,857
  Class C....................................     73,498            767,565
                                              ----------       ------------
Total Sales..................................    584,369       $  6,233,096
                                              ==========       ============
Dividend Reinvestment:
  Class A....................................    108,757       $  1,109,902
  Class B....................................    105,262          1,037,178
  Class C....................................     13,537            133,908
                                              ----------       ------------
Total Dividend Reinvestment..................    227,556       $  2,280,988
                                              ==========       ============
Repurchases:
  Class A....................................   (819,174)      $ (8,755,915)
  Class B....................................   (244,540)        (2,594,678)
  Class C....................................   (116,317)        (1,228,577)
                                              ----------       ------------
Total Repurchases............................ (1,180,031)      $(12,579,170)
                                              ==========       ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First............................................  4.00%           1.00%
Second...........................................  4.00%            None
Third............................................  3.00%            None
Fourth...........................................  2.50%            None
Fifth............................................  1.50%            None
Sixth and Thereafter.............................   None            None

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1999, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $1,900 and CDSC on the redeemed shares of approximately $6,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $10,449,250 and $12,660,064, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Forward commitments are privately negotiated transactions between the Fund and dealers. Purchasing securities on a forward basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward basis involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their commitments. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian.

    Summarized on the following pages are the specific types of derivative financial instruments used by the Fund.

A. FORWARD PURCHASE COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

The commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation or depreciation on forward commitments.

    The following forward purchase commitments were outstanding as of June 30, 1999:

PAR AMOUNT
 IN LOCAL                                                            UNREALIZED
 CURRENCY                                                           APPRECIATION/
  (000)              DESCRIPTION              COUPON    MATURITY    DEPRECIATION
---------------------------------------------------------------------------------
            AUSTRALIA (COMMONWEALTH)
   100-AUD  Settlement 05/28/99...........     7.500%   09/15/09      $    471
            CANADA (GOVERNMENT OF)
    70-CAD  Settlement 07/22/99...........     8.750    12/01/05        (1,384)
   200-CAD  Settlement 08/25/99...........     5.250    09/01/03         2,304
            DENMARK (KINGDOM OF)
 1,000-DKK  Settlement 08/16/99...........     8.000    05/15/03         5,685
 1,000-DKK  Settlement 09/09/99...........     7.000    12/15/04           293
            GERMANY (FEDERAL REPUBLIC OF)
   100-DEM  Settlement 07/21/99...........     5.625    01/04/28        (3,730)
   200-DEM  Settlement 07/29/99...........     5.625    01/04/28       (10,345)
            GERMANY UNITY (REPUBLIC OF)
   400-DEM  Settlement 07/21/99...........     8.500    02/20/01        12,779
            FRANCE (GOVERNMENT OF)
   450-FFR  Settlement 07/09/99...........     4.500    07/12/03        10,823
   150-FFR  Settlement 07/22/99...........     5.250    04/25/08        (4,556)
            JAPAN
30,000-JPY  Settlement 07/21/99...........     0.900    12/22/08        (5,659)
30,000-JPY  Settlement 08/16/99...........     3.400    03/22/04        (2,914)
            SWEDEN (KINGDOM OF)
   700-SEK  Settlement 08/16/99...........     6.000    02/09/05           270
 1,000-SEK  Settlement 09/09/99...........    13.000    06/15/01         2,799
            UNITED KINGDOM
   210-ECU  Settlement 07/29/99...........     7.750    09/08/06        (3,614)
                                                                      --------
            Total Forward Purchase Commitments
            (Cost $3,228,778)...................................      $  3,222
                                                                      ========

B. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into closing transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net foreign currency difference on the trade is marked to market daily

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

and included as a component of unrealized appreciation/depreciation on foreign currency translation.

    The following closed but unsettled forward transactions were still outstanding as of June 30, 1999.

                                         LOCAL CURRENCY                    US$ NET
                                      --------------------   UNREALIZED   RECEIVABLE
        DESCRIPTION/CURRENCY          RECEIVABLE   PAYABLE   GAIN/LOSS    (PAYABLE)
------------------------------------------------------------------------------------
AUSTRALIA (COMMONWEALTH)--Australian Dollar
  (100,000 par, 7.500%, 07/15/05)...   108,539     111,749      $(30)      $ (2,122)
ITALY (REPUBLIC OF)--Italian Lira
  (300,000 par, 6.250%, 03/01/02)...   329,633     331,889        73         (2,326)
                                                                ----       --------
                                                                $ 43       $ (4,448)
                                                                ====       ========

C. FORWARD CURRENCY CONTRACTS--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards.

    The following forward currency contracts were outstanding as of June 30, 1999:

                                                            UNREALIZED
                                               CURRENT     APPRECIATION/
DESCRIPTION                                     VALUE      DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS
Australian Dollar,
  295,178 expiring 07/01/99.................  $  195,130     $   4,031
  90,000 expiring 07/09/99..................      59,500         3,012
Canadian Dollar,
  125,000 expiring 07/13/99.................      84,905         1,572
  150,000 expiring 09/09/99.................     101,971            (1)
Danish Krone,
  785,000 expiring 07/12/99.................     108,925        (6,110)
  1,500,000 expiring 09/14/99...............     208,981        (3,891)
Euro Currency,
  1,755,000 expiring 07/19/99...............   1,811,632       (80,855)
  128,000 expiring 09/10/99.................     132,658           (52)

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                            UNREALIZED
                                               CURRENT     APPRECIATION/
DESCRIPTION                                     VALUE      DEPRECIATION
------------------------------------------------------------------------
Pound Sterling,
  115,000 expiring 07/14/99.................  $  181,284     $  (4,499)
  95,000 expiring 09/09/99..................     149,823        (2,705)
Japanese Yen,
  4,248,000 expiring 08/24/99...............      35,394           748
  30,353,000 expiring 08/24/99..............     252,897        (4,615)
  55,000,000 expiring 09/14/99..............     459,737        (9,466)
  8,208,000 expiring 09/16/99...............      68,631        (1,812)
  12,423,600 expiring 09/16/99..............     103,880          (660)
Swedish Krona,
  750,000 expiring 07/15/99.................      88,429        (2,189)
  1,200,000 expiring 09/14/99...............     142,020          (311)
                                              ----------     ---------
                                              $4,185,797      (107,803)
                                              ----------     ---------
SHORT CONTRACTS
Australian Dollar,
  295,178 expiring 07/01/99.................     195,130       (10,130)
Euro Currency,
  30,000 expiring 07/19/99..................      30,968           882
  50,000 expiring 07/19/99..................      51,613         1,970
  230,000 expiring 07/19/99.................     237,422         4,228
  50,000 expiring 07/19/99..................      51,613           922
                                              ----------     ---------
                                              $  566,746        (2,128)
                                              ==========     ---------
                                                             $(109,931)
                                                             =========

D. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are periodically received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended June 30, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1998............................      5
Futures Opened..............................................     84
Futures Closed..............................................    (74)
Futures Split (Matif CAC 40 8-for-1)........................      7
                                                                ---
Outstanding at June 30, 1999................................     22
                                                                ===

    The futures contracts outstanding as of June 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                            APPRECIATION/
                                                CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------
OSA NIKKEI 300
  September 1999--Long Contracts
     (Current Notional Value of 2,771,000 JPY
       per contract)...........................    21        $    24,668
EUX-DAX
  September 1999--Long Contract
     (Current Notional Value of 134,713 EUR per
       contract)...............................     1              3,388
                                                   --        -----------
                                                   22        $    28,056
                                                   ==        ===========

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the six months ended June 30, 1999, are payments retained by Van Kampen of approximately $39,400.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN FUNDS
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks and expenses. Please read carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                           GLOBAL MANAGED ASSETS FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUSANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
  Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and Chief
  Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
  Vice Presidents



INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.
1585 Broadway
New York, New York 10036


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

*    "Interested" persons of the
     Fund, as defined in the
     Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 1999
     All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations, and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.